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                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     February 10, 2000
                                                 -------------------------------


                               Allaire Corporation
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                 0-25265                41-1830792
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(STATE OR OTHER JURISDICTION      (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)
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One Alewife Center, Cambridge, Massachusetts                          02140
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:        (617) 761-2000
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                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

         For the month of January, 2000, Allaire's unaudited consolidated results, including acquired businesses, reflected revenue of approximately
$7.1 million and net income of approximately $160,000. Financial information for January is being disclosed to comply with pooling of interest requirements.
The results for January, 2000 are not necessarily indicative of our operating results for our first fiscal quarter of 2000 or any other future period.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALLAIRE CORPORATION



Date: February 10, 2000                 By  /s/ David A. Gerth
                                            ------------------------------------
                                            Name:   David A. Gerth
                                            Title:  Vice President, Finance
                                                    and Operations

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